Fees Summary	Oct. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 60,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	8,286.00
Total Offset Amount	0.00
Net Fee	$ 8,286.00